UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

VIVANI MEDICAL, INC.

(Exact name of registrant as specified in its charter)

California	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 280 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	VANI VANIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Vivani Medical, Inc. (the “Company”), will make presentations at the ThinkEquity Investor Conference described in item 8.01 below (the “Conference”). A copy of a slide presentation that Adam Mendelsohn, Chief Executive Officer and Brigid Makes, Chief Financial Officer intend to use (the “Presentation Materials”) during the Conference is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.  The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.  The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 8.01  Other Events

The Company will present at the upcoming ThinkEquity investor conference at 11:00 am EDT at the Mandarin Oriental in New York on October 26, 2022. Dr. Adam Mendelsohn, CEO, will present a company overview and Brigid Makes, CFO, will join in hosting one-on-one meetings with investors during the conference. The presentation can be accessed live here: https://wsw.com/webcast/tep23/vani/1674436. A replay of the presentation will be available at www.vivani.com.

The Company issued a press release entitled Vivani Medical to Present at the ThinkEquity Investor Conference, which is attached to this Current Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Materials Dated October 17, 2022
99.2	Press Release entitled Vivani Medical to Present at the ThinkEquity Investor Conference dated October 17, 2022.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: October 17, 2022	By:	/s/ Donald Dwyer
Donald Dwyer
Chief Business Officer